Exhibit 99.1

SciQuest Announces First Quarter Financial Results

Posts Year-Over-Year Non-GAAP Revenue Growth of 23% While Generating GAAP Revenue of $25 million

Generates Strong Momentum with Point Solutions

CARY, N.C. – May 1, 2014 – SciQuest, Inc. (Nasdaq: SQI), a leading provider of cloud-based business automation solutions for spend management, today announced its financial results for the first quarter ended March 31, 2014.

“During the first quarter, we advanced our long-term initiatives and delivered financial results consistent with our quarterly guidance ranges,” said Stephen Wiehe, President and Chief Executive Officer of SciQuest. “We added 16 new customers, a record for a first quarter. Additions spanned multiple markets and solutions. We also expanded relationships with existing customers by generating healthy cross-selling. On the operations front, we released the latest version of our software suite and drove efficiencies across the organization.

“While we achieved first quarter financial guidance, we experienced an unexpected lengthening of sales cycles for large enterprise deals. This caused us to revise full year guidance. Importantly, the delays have not been caused by competitive pressures and our fundamental drivers remain strong. We therefore remain confident in our ability to achieve our long-term financial targets.”

First Quarter 2014 Results

SciQuest reported GAAP revenues of $25.4 million for the quarter ended March 31, 2014 compared to $20.7 million in the first quarter of 2013.

GAAP loss from operations in the first quarter of 2014 was $0.1 million compared to GAAP loss from operations of $1.3 million in the first quarter of 2013. GAAP net income was $0.1 million in the first quarter of 2014 compared to GAAP net loss of $0.6 million in the same quarter in the prior year.

GAAP diluted net income per share was breakeven in the first quarter of 2014 based on 24.5 million weighted average diluted shares outstanding. GAAP basic net loss per share in the first quarter of 2013 was $0.03 based on 22.6 million weighted average basic shares outstanding.

Non-GAAP revenue(1) in the first quarter was $26.2 million, an increase of 23% from the prior year.

Non-GAAP income from operations(2) in the first quarter of 2014 was $3.5 million compared to non-GAAP income from operations(2) of $2.9 million in the first quarter of 2013. Non-GAAP net income(3) in the first quarter of 2014 was $2.1 million compared to non-GAAP net income(3) in the first quarter of 2013 of $1.8 million.

Non-GAAP diluted net income per share(3) was $0.09 in the first quarter of 2014 based on 24.5 million weighted average diluted shares outstanding. Based on 22.9 million weighted average diluted shares outstanding, non-GAAP diluted net income per share(3) in the first quarter of 2013 was $0.08.

Business Outlook

SciQuest is issuing the following guidance:

Second quarter 2014

—	GAAP revenues to be between $24.8 million and $25.2 million.
—	Per share results to be between GAAP basic net loss per share of $0.01 and breakeven.
—	Weighted average basic shares outstanding to be approximately 27.4 million.
—	Non-GAAP revenues(1) to be between $25.2 million and $25.6 million.
—	Non-GAAP diluted net income per share(3) to be between $0.06 and $0.07.
—	Weighted average diluted shares outstanding to be approximately 28.1 million.

Full Year 2014

—	GAAP revenues to be between $101.6 million and $104.6 million.
—	GAAP diluted net loss per share of between $0.02 and $0.05.
—	Weighted average basic shares outstanding to be approximately 26.6 million.
—	Net cash provided by operating activities to be between $18.4 million and $22.4 million.
—

Purchase of property and equipment of approximately $5.5 million, capitalization of software development costs of approximately $4.8 million, acquisition related cash costs of $3.6 million and headquarter relocation costs of approximately $0.3 million.

—	Non-GAAP revenues(1) to be between $103.0 million and $106.0 million.
—	Non-GAAP diluted net income per share(3) to be between $0.27 and $0.30.
—	Weighted average diluted shares outstanding to be approximately 27.2 million.
—	Adjusted free cash flow(4) to be between $12.0 million and $16.0 million.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

ENDNOTES

1)	Non-GAAP revenues exclude the purchase accounting deferred revenue adjustment.
2)

Non-GAAP income from operations excludes the purchase accounting deferred revenue adjustment; stock-based compensation expense; acquisition related costs; and the amortization of (i) intangible assets and (ii) acquired software.

3)

Non-GAAP net income and non-GAAP diluted net income per share exclude the purchase accounting deferred revenue adjustment; stock-based compensation expense; acquisition related costs; and the amortization of (i) intangible assets and (ii) acquired software. Non-GAAP net income includes the burden of the tax effect of these items.

4)

Adjusted free cash flow is defined as net cash provided by operating activities plus acquisition-related costs plus headquarter relocation costs, if any, less (i) the purchase of property and equipment and (ii) capitalization of software development costs.

Conference Call Information

What:	SciQuest’s first quarter results conference call
When:	Thursday, May 1, 2014
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 407-8289, domestic
(201) 689-8341, international
Replay:	(877) 660-6853, domestic
(201) 612-7415, international

Live and replay conference ID code: 13580192

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) the amortization of acquired intangible assets; (ii) the impact of stock-based compensation; (iii) other significant items, such as acquisition related expenses; (iv) the purchase accounting impact on deferred revenue; and (v) the beneficial income tax effect of these items; and the non-GAAP measures that exclude such information in order to assess the performance of

SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (Nasdaq: SQI) is the largest publicly held pure-play provider of cloud-based, business automation solutions for spend management – offering deep domain knowledge and a leading, customer-driven portfolio. SciQuest solutions enable greater visibility and compliance organization-wide to help you gain control, optimize efficiencies, and reduce spend. These cloud-based solutions are easy to implement and proven to deliver measurable, sustainable value with SciQuest’s high-touch support, analysis and automation. Learn more about our solutions and how we can help your organization turn spending into savings at www.sciquest.com.

To join the conversation, please visit our blog, The Open Kitchen at http://www.sciquest.com/blog/ or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements include information concerning SciQuest’s possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, the effects of competition and other factors that could impact future performance. Forward-looking statements, which include references to our lengthening sales cycle, fundamental drivers, long-term financial targets and all statements in the “Business Outlook” section, consist of statements that are not historical facts and can be identified by terms such as, but not limited to, “accelerates”, “anticipates,” “believes,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are discussed in “Part I, Item 1A, Risk Factors” and elsewhere in SciQuest’s most recent Annual Report on Form 10-K and other reports, as filed with the United States Securities and Exchange Commission (“SEC”). The company’s SEC reports are available free of charge on the SEC’s website at http://www.sec.gov or on the company’s website at www.sciquest.com. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this release. Except as required by law, SciQuest assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

###

SQI-F

SciQuest Media contact:

SciQuest, Inc.

Roberta Patterson, 919-659-2230

rpatterson@SciQuest.com

fama PR for SciQuest

Dan Gaffney, 617-986-5036

sciquest@famapr.com

SciQuest Investor contact:

Jamie Andelman

SciQuest, Inc.

919-659-2322

jandelman@sciquest.com

SCIQUEST, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands except per share amounts)

	As of March 31,	As of December 31,
	2014	2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$16,067	$19,117
Short-term investments	15,105	15,105
Accounts receivable, net	9,918	12,987
Prepaid expenses and other current assets	2,450	3,268
Deferred tax asset	306	290
Total current assets	43,846	50,767
Property and equipment, net	10,292	10,028
Goodwill	64,732	65,280
Intangible assets, net	27,962	29,490
Deferred commissions	6,245	6,701
Deferred tax asset, less current portion	10,955	10,885
Other	334	294
Total assets	$164,366	$173,445
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$348	$741
Accrued liabilities	7,220	13,765
Deferred revenues	55,023	57,417
Total current liabilities	62,591	71,923
Deferred revenues, less current portion	12,532	13,343
Stockholders’ equity:
Common stock, $0.001 par value; 50,000 shares authorized; 23,983 and 23,811 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively	24	24
Accumulated other comprehensive loss	(2,158)	(1,401)
Additional paid-in capital	110,619	108,864
Accumulated deficit	(19,242)	(19,308)
Total stockholders’ equity	89,243	88,179
Total liabilities and stockholders’ equity	$164,366	$173,445

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands except per share amounts)

	Three Months Ended March 31,
	2014	2013
	(unaudited)

Revenues	$25,407	$20,665
Cost of revenues (1)(2)	7,670	6,614
Gross profit	17,737	14,051
Operating expenses: (1)
Research and development	6,927	6,542
Sales and marketing	6,960	5,471
General and administrative	3,110	2,895
Amortization of intangible assets	797	454
Total operating expenses	17,794	15,362
Loss from operations	(57)	(1,311)
Other (expense) income, net:
Interest income	6	20
Other (expense) income, net	(9)	(26)
Total other (expense) income, net	(3)	(6)
Loss before income taxes	(60)	(1,317)
Income tax benefit	126	705
Net income (loss)	$66	$(612)

Other comprehensive loss:
Foreign currency translation adjustments	(757)	(324)
Comprehensive loss	$(691)	$(936)

Net income (loss) per share
Basic	0.00	(0.03)
Diluted	$0.00	$(0.03)

Weighted average shares outstanding used in computing per share amounts
Basic	23,908	22,564
Diluted	24,499	22,564

(1)	Amounts include stock-based compensation expense, as follows:

	Three Months Ended March 31,
	2014	2013
	(unaudited)
Cost of revenues	$163	$120
Research and development	180	412
Sales and marketing	362	433
General and administrative	758	597
	$1,463	$1,562

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$558	$367
Amortization of acquired software:	520	325
	$1,078	$692

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended March 31,
	2014	2013
	(unaudited)
Cash flows from operating activities
Net income (loss)	$66	$(612)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization	2,485	1,620
Stock-based compensation expense	1,463	1,562
Deferred taxes	(86)	(636)
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	3,017	4,334
Prepaid expense and other current assets	805	(665)
Deferred commissions and other assets	418	211
Accounts payable	(392)	(719)
Accrued liabilities	(6,521)	(844)
Deferred revenues	(3,101)	(1,835)
Net cash (used in) provided by operating activities	(1,846)	2,416
Cash flows from investing activities
Addition of capitalized software development costs	(1,308)	(1,079)
Purchase of property and equipment	(174)	(887)
Purchase of short-term investments	-	(12,425)
Maturities of short-term investments	-	6,560
Net cash used in investing activities	(1,482)	(7,831)
Cash flows from financing activities
Proceeds from exercise of common stock options	292	340
Net cash provided by financing activities	292	340
Effect of exchange rate change on cash and cash equivalents	(14)	(10)
Cash and cash equivalents at beginning of the period	-	15,606
Net decrease in cash and cash equivalents	(3,050)	(5,085)
Cash and cash equivalents at beginning of the period	19,117	15,606
Cash and cash equivalents at end of the period	$16,067	$10,521

RECONCILIATION DATA

(UNAUDITED)

(in thousands)

Reconciliation of Net Income (Loss) to Non-GAAP Net Income:	Three Months Ended March 31,
	2014	2013
Net income (loss)	$66	$(612)
Purchase accounting deferred revenue adjustment	747	656
Amortization of intangible assets	797	454
Amortization of acquired software	520	325
Stock-based compensation	1,463	1,562
Acquisition related costs	-	1,200
Tax effect of adjustments	(1,476)	(1,826)
Non-GAAP net income	$2,117	$1,759

Non-GAAP net income per share:
Basic	$0.09	$0.08
Diluted	$0.09	$0.08

Weighted average shares outstanding used in computing per share amounts:
Basic	23,908	22,564
Diluted	24,499	22,939

Reconciliation of Loss from Operations to Non-GAAP Income from Operations:	Three Months Ended March 31,
	2014	2013
Loss from operations	$(57)	$(1,311)
Purchase accounting deferred revenue adjustment	747	656
Amortization of intangible assets	797	454
Amortization of acquired software	520	325
Stock-based compensation	1,463	1,562
Non-GAAP income from operations	$5,484	$3,699
Acquisition related costs	-	1,200

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:	Three Months Ended March 31,
	2014	2013
Operating expenses	$17,794	$15,362
Amortization of intangible assets	(797)	(454)
Stock-based compensation	(1,300)	(1,442)
Acquisition related costs	-	(1,200)
Non-GAAP operating expenses	$15,697	$12,266

Reconciliation of Net Cash (Used In) Provided by Operating Activities to Adjusted Free Cash Flow:	Three Months Ended March 31,
	2014	2013
Net cash (used in) provided by operating activities	$(1,846)	$2,416
Purchase of property and equipment	(174)	(887)
Capitalization of software development costs	(1,308)	(1,079)
Free cash flow	(3,328)	450
Acquisition related costs	3,600	-
Adjusted free cash flow	$272	$450

RECONCILIATION DATA (Continued)

(UNAUDITED)

(in thousands)

Reconciliation of Revenues to Non-GAAP Revenues:	Three Months Ended March 31,
	2014	2013
Revenues	$25,407	$20,665
Purchase accounting deferred revenue adjustment	747	656
Non-GAAP Revenues	$26,154	$21,321

Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:	Three Months Ended March 31,
	2014	2013
Cost of revenues	$7,670	$6,614
Amortization of acquired software	(520)	(325)
Stock-based compensation	(163)	(120)
Non-GAAP Cost of revenues	$6,987	$6,169

Reconciliation of Research and Development to Non-GAAP Research and Development:	Three Months Ended March 31,
	2014	2013
Research and development	$6,927	$6,542
Stock-based compensation	(180)	(412)
Acquisition related costs	-	(600)
Non-GAAP Research and development	$6,747	$5,530

Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:	Three Months Ended March 31,
	2014	2013
Sales and marketing	$6,960	$5,471
Stock-based compensation	(362)	(433)
Acquisition related costs	-	(600)
Non-GAAP Sales and marketing	$6,598	$4,438

Reconciliation of General and Administrative to Non-GAAP General and Administrative:	Three Months Ended March 31,
	2014	2013
General and administrative	$3,110	$2,895
Stock-based compensation	(758)	(597)
Non-GAAP General and administrative	$2,352	$2,298

Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:	Three Months Ended March 31,
	2014	2013
Amortization of intangible assets	$797	$454
Amortization of intangible assets	(797)	(454)
Non-GAAP Amortization of intangible assets	$-	$-

RECONCILIATION DATA (Continued)

(UNAUDITED)

(in thousands)

Reconciliation of (Loss) Earnings per Share Outlook to Non-GAAP Earnings per Share Outlook:	Three Months Ended June 30, 2014		Twelve Months Ended December 31, 2014
	Low end of Range	High end of Range	Low end of Range	High end of Range
Loss per Share	$(0.01)	$-	$(0.05)	$(0.02)
Purchase accounting deferred revenue adjustment per share	0.01	0.01	0.05	0.05
Amortization of intangible assets per share and acquired	0.05	0.05	0.19	0.19
software per share
Stock-based compensation per share	0.06	0.06	0.24	0.24
Headquarter relocation expenses per share	0.00	0.00	0.05	0.05
Tax effect of adjustments per share	(0.05)	(0.05)	(0.21)	(0.21)
Non-GAAP earnings per share	$0.06	$0.07	$0.27	$0.30

Reconciliation of Net Cash Provided by Operating Activities Outlook to Adjusted Free Cash Flow Outlook:	Twelve Months Ended December 31, 2014
	Low end of Range	High end of Range
Net cash provided by operating activities	$18,400	$22,400
Purchase of property and equipment	(5,500)	(5,500)
Capitalization of software development costs	(4,800)	(4,800)
Acquisition related costs	3,600	3,600
Headquarter relocation costs	300	300
Adjusted free cash flow	$12,000	$16,000